--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                        HIGH INCOME CORPORATE BOND FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital High Income Corporate Bond Fund, formerly known as American Capital High Yield Investments, Inc. (the "Fund"), is a mutual fund seeking as its primary objective maximum current income. Capital appreciation is a secondary objective which is sought only when consistent with the primary objective. The Fund attempts to achieve these investment objectives by investing primarily in high yielding high risk fixed-income securities. SUCH SECURITIES ARE REGARDED BY THE RATING AGENCIES AS SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS. See "Investment Objectives and Policies--Risk Factors of Investing in Lower Rated Debt Securities."

    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is 2800 Post Oak Blvd., Houston, Texas 77056, and its telephone number is (800) 421-5666.
                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated December 27, 1995, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or, for Telecommunications Device For the Deaf, (800) 772-8889.
                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------
                  THIS PROSPECTUS IS DATED DECEMBER 27, 1995.

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                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    5
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Fund.........................................................   10
Investment Objectives and Policies...............................   10
Investment Practices.............................................   16
Investment Advisory Services.....................................   20
Alternative Sales Arrangements...................................   22
Purchase of Shares...............................................   25
Shareholder Services.............................................   35
Redemption of Shares.............................................   39
Distribution Plans...............................................   43
Distributions from the Fund......................................   45
Tax Status.......................................................   46
Fund Performance.................................................   47
Description of Shares of the Fund................................   50
Additional Information...........................................   50
Appendix -- Description of Bond Ratings..........................   52

  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital High Income Corporate Bond Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment and $25 minimum for each subsequent investment (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVES. Maximize current income with a secondary objective of capital appreciation.

INVESTMENT POLICY. Investing at least 80% of the Fund's total assets in a diversified portfolio of high yielding, high risk corporate debt securities and preferred stocks. The Fund may, from time to time, purchase common stocks and other equity securities and non-income producing securities.

INVESTMENT RESULTS. The investment results of the Fund are shown in the "Financial Highlights" table.

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the general public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. See "Alternative Sales Arrangements -- Factors for Consideration." Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares. See 'Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. These shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of purchase. The Fund pays an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution Plans."

  Class B Shares. These shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of four percent of redemption proceeds during the first and second year, declining each year thereafter to zero after the fifth year. See "Redemption of Shares." The Fund pays a combined annual distribution fee and service fee of up to one percent of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution Plans." Class B shares will convert automatically to

Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

  Class C Shares. These shares are offered at net asset value per share and are subject to a contingent deferred sales charge of one percent on redemptions made within one year of purchase. See "Redemption of Shares." The Fund pays a combined annual distribution fee and service fee of up to one percent of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution Plans." Class C shares will convert automatically to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

DISTRIBUTIONS FROM THE FUND. Income dividends are distributed monthly. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."

INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the investment adviser to the Fund.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor").

RISK FACTORS. The lower rated debt securities in which the Fund may invest are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower rated securities (commonly referred to as junk bonds) involves greater investment risk, achievement of the Fund's investment objectives may be more dependent on the investment adviser's credit analysis than would be the case if the Fund were investing in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities and thus be subject to greater risk. A projection of an economic downturn, for example, could cause a decline in lower rated securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term interest rates fall. The above risks may be increased by investments in debt securities not producing immediate cash income, such as zero-coupon securities. See "Investment Objectives and Policies." The Fund may seek to hedge investments through transactions in options, futures contracts and related options. Such transactions involve certain risks. See "Investment Practices -- Options, Futures Contracts and Related Options."

  The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                  CLASS A        CLASS B         CLASS C
                                  SHARES         SHARES          SHARES
                                 ---------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............   4.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)..........    None(2)   Year 1--4.00%   Year 1--1.00%
                                              Year 2--4.00%
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed)...........    None          None            None
Exchange fee....................    None          None            None

---------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of the purchase.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                           CLASS A     CLASS B     CLASS C
                                           SHARES      SHARES      SHARES
                                          ---------   ---------   ---------
Management fees (as a percentage of
  average daily net assets).............    0.55%       0.55%       0.55%
12b-1 Fees(3) (as a percentage of
  average daily net assets).............    0.20%       1.00%(5)    1.00%(5)
Other Expenses(4) (as a percentage of
  average daily net assets).............    0.37%       0.38%       0.38%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets)...............................    1.12%       1.93%       1.93%

---------------
(3) Up to 0.25% for Class A shares and one percent for Class B and C shares. See "Distribution Plans."

(4) See "Investment Advisory Services."

(5) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 1.12% for
 Class A shares, 1.93% for Class B shares
 and 1.93% for Class C shares, (ii) a 5%
 annual return and (iii) redemption at the
 end of each time period:
    Class A...............................   $ 58    $ 81    $106    $177
    Class B...............................   $ 61    $ 93    $122    $185*
    Class C...............................   $ 30    $ 61    $104    $225
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A...............................   $ 58    $ 81    $106    $177
    Class B...............................   $ 20    $ 61    $104    $185*
    Class C...............................   $ 20    $ 61    $104    $225

------------------------------------------------------------------------------
* Based on conversion to Class A shares after six years.

  The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and are included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a five percent annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services" and "Redemption of Shares."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
  (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)

  The following information for each of the last five years has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.

                                                                                        CLASS A
                                                    -------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31
                                                    -------------------------------------------------------------------------------
                                                      1995       1994       1993       1992       1991         1990         1989
                                                    --------   --------   --------   --------   ---------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...............   $6.12      $6.61      $6.40      $5.71      $5.78       $7.96        $9.09
                                                    --------   --------   --------   --------   ---------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.................................     .62        .71        .71        .79        .86        1.00         1.22
 Expenses..........................................    (.07)      (.08)      (.07)     (.065)      (.06)       (.07)        (.07)
                                                    --------   --------   --------   --------   ---------   ----------   ----------
Net investment income..............................     .55        .63        .64        .725       .80         .93         1.15
Net realized and unrealized gain or loss on
 securities........................................    .0515      (.47)       .27       .6775      (.055)     (2.165)      (1.0775)
                                                    --------   --------   --------   --------   ---------   ----------   ----------
Total from investment operations...................    .6015       .16        .91      1.4025       .745      (1.235)        .0725
                                                    --------   --------   --------   --------   ---------   ----------   ----------
LESS DISTRIBUTIONS FROM
 Net investment income.............................  (.5715)      (.65)      (.70)    (.7125)      (.815)      (.945)      (1.2025)
 Net realized gain on securities...................    --         --         --         --         --           --           --
                                                    --------   --------   --------   --------   ---------   ----------   ----------
Total distributions................................  (.5715)      (.65)      (.70)    (.7125)      (.815)      (.945)      (1.2025)
                                                    --------   --------   --------   --------   ---------   ----------   ----------
Net asset value, end of period.....................   $6.15      $6.12      $6.61      $6.40      $5.71       $5.78        $7.96
                                                    =========  =========  =========  =========  ==========  ===========  ===========
TOTAL RETURN (4)...................................   10.48%      2.34%     15.20%     25.82%     15.66%     (15.88%)        .81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)............... $411.9     $364.2     $452.4     $435.1     $341.9      $331.4       $554.4
Ratios to average net assets
 Expenses..........................................    1.12%      1.10%      1.09%      1.05%      1.06%       1.02%         .77%
 Net investment income.............................    9.23%      9.03%     10.10%     11.77%     15.20%      14.23%       13.27%
Portfolio turnover rate............................      49%        66%        75%        73%       114%         59%          45%


                                                    -------------------------------------
                                                                                 YEAR ENDED AUGUST 31
                                                    -------------------------------------------------------------
                                                      1995       1994       1993       1992       1991         1990   1988    1987
1986 (3)
                                                    --------   --------   --------   --------   ---------   ----------   ----------

                                                     ---------   ----------   ----------
                                                    <
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...............    $9.86      $10.02       $10.21
                                                     ---------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.................................     1.27        1.27         1.35
 Expenses..........................................     (.07)       (.07)        (.07)
                                                     ---------   ----------   ----------
Net investment income..............................     1.20        1.20         1.28
Net realized and unrealized gain or loss on
 securities........................................    (.7025)      (.12)        (.1375)
                                                     ---------   ----------   ----------
Total from investment operations...................      .4975      1.08         1.1425
                                                     ---------   ----------   ----------
LESS DISTRIBUTIONS FROM
 Net investment income.............................   (1.2675)     (1.23)       (1.3325)
 Net realized gain on securities...................     --          (.01)         --
                                                     ---------   ----------   ----------
Total distributions................................   (1.2675)     (1.24)       (1.3325)
                                                     ---------   ----------   ----------
Net asset value, end of period.....................    $9.09       $9.86       $10.02
                                                     ==========  ===========  ===========
TOTAL RETURN (4)...................................     6.32%      11.45%       11.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...............  $582.6      $578.8       $535.3
Ratios to average net assets
 Expenses..........................................      .73%        .69%         .66%
 Net investment income.............................    13.14%      12.19%       12.23%
Portfolio turnover rate............................       58%         66%          86%

                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    CLASS B
                                                           ----------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31             JULY 2, 1992 (1)
                                                           ------------------------------------    THROUGH AUGUST 31,
                                                               1995          1994      1993 (2)         1992 (2)
                                                           ------------    --------    --------    ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................     $  6.14         $6.63       $6.41          $  6.33
                                                           ------------    --------    --------       ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income......................................         .63           .71         .70              .11
 Expenses...............................................        (.12)         (.13)       (.12)            (.02)
                                                           ------------    --------    --------       ------
Net investment income...................................         .51           .58         .58              .09
Net realized and unrealized gain or loss on
 securities.............................................        (.0335)      (.468)        .292             .097
                                                           ------------    --------    --------       ------
Total from investment operations........................         .5435         .112        .872             .187
                                                           ------------    --------    --------       ------
Less distributions from net investment income...........        (.5235)      (.602)      (.652)            (.107)
                                                           ------------    --------    --------       ------
Net asset value, end of period..........................     $  6.16         $6.14       $6.63          $  6.41
                                                           =============   =========   =========   ===================
TOTAL RETURN (4)........................................        9.41%         1.59%      14.49%            2.97%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....................    $89.9          $71.0       $37.7            $3.1
Ratios to average net assets (annualized)
 Expenses...............................................        1.93%         1.90%       1.90%            2.08%
 Net investment income..................................        8.42%         8.25%       9.10%           10.30%
Portfolio turnover rate.................................          49%           66%         75%              73%

                                                                              CLASS C
                                                          ------------------------------------------------

                                                                  YEAR ENDED
                                                                  AUGUST 31,             JULY 6, 1993 (1)
                                                          --------------------------    THROUGH AUGUST 31,
                                                              1995         1994 (2)          1993 (2)
                                                          ------------    ----------    ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................    $  6.11        $  6.61           $ 6.63
                                                          ------------    ----------     -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income......................................        .63            .65              .08
 Expenses...............................................       (.12)          (.12)            (.02)
                                                          ------------    ----------     -------
Net investment income...................................        .51            .53              .06
Net realized and unrealized gain or loss on
 securities.............................................        .0435         (.428)            .0195
                                                          ------------    ----------     -------
Total from investment operations........................        .5535          .102             .0795
                                                          ------------    ----------     -------
Less distributions from net investment income...........       (.5235)        (.602)           (.0995)
                                                          ------------    ----------     -------
Net asset value, end of period..........................    $  6.14        $  6.11           $ 6.61
                                                          =============   ===========   ===================
TOTAL RETURN (4)........................................       9.63%          1.43%            1.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....................   $15.7          $13.2             $1.0
Ratios to average net assets (annualized)
 Expenses...............................................       1.93%          1.91%            2.34%
 Net investment income..................................       8.42%          8.25%            8.05%
Portfolio turnover rate.................................         49%            66%              75%

------------

(1) Commencement of offering of sales.

(2) Based on the average month-end shares outstanding.

(3) Effective for the year ended August 31, 1987, the Fund adopted for financial reporting purposes an accounting method of amortizing debt discounts and premiums on the same basis as is used for federal income tax reporting. The effect of the change in accounting method, on a pro forma basis, would have been to increase net investment income with a corresponding decrease in net realized and unrealized gains or losses in the amounts of $.02 for the year 1986. Similarly, the ratio of net investment income to average net assets would have been 12.38%.

(4) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  The Fund is an open-end, diversified management investment company. This type of company is commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.

  Fourteen Trustees have the responsibility for overseeing the affairs of the Fund. The Adviser, 2800 Post Oak Boulevard, Houston, Texas 77056, determines the investment of the Fund's assets, provides administrative services and manages the Fund's business and affairs. The Adviser together with its predecessors, has been in the investment advisory business since 1926.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------

  The Fund's primary objective is to maximize current income. Capital appreciation is a secondary objective which will be sought only when consistent with its primary objective. The Fund attempts to achieve these investment objectives by investing in high yielding fixed-income securities (commonly referred to as junk bonds), which are subject to high risk as described below. Fixed-income securities appropriate for the Fund may include both convertible and non-convertible debt securities and preferred stocks. The Fund's investment objectives may be changed by the Fund's Trustees without shareholder approval, but no change is anticipated. If there is a change in investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There is no assurance that these objectives will be achieved and yields may fluctuate over time.

  The Fund generally invests at least 80% of its total assets in fixed-income securities rated Baa or lower by Moody's Investors Service ("Moody's"), or BBB or lower by Standard & Poor's Corporation ("S&P"). In addition, under normal circumstances, at least 65% of the total assets of the Fund are invested in corporate bonds. For these purposes a corporate bond is defined as any corporate debt security with an original term to maturity of greater than one year. See the Appendix for a description of corporate bond ratings. Since some issuers do not seek ratings for their securities, nonrated securities are also considered for investment by the Fund.

  In general, the prices of debt securities vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Fund has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of two to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure.

  Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and "term to maturity" are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. At August 31, 1995, the average maturity of the debt securities owned by the Fund was approximately 7.87 years and the duration of the portfolio was approximately 4.84 years. The duration is likely to vary from time to time as the Adviser pursues its strategy of striving to maintain an active balance between seeking to maximize income and endeavoring to maintain the value of the Fund's capital. Thus, the objective of providing high current return to shareholders is tempered by seeking to avoid undue market risk and thus provide reasonable total return as well as high distributed return. There is, of course, no assurance that the Adviser will be successful in achieving such results for the Fund.

  The higher yields sought by the Fund are generally obtainable from securities rated in the lower categories by recognized rating services. These securities generally are subordinated to the prior claims of banks and other senior lenders. The lower rated debt securities in which the Fund may invest are regarded as predominately speculative with respect to the issuers continuing ability to meet principal and interest payments. The ratings of Moody's and S&P represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.

  During the fiscal year ended August 31, 1995, the average percentage of the Fund's assets invested in debt securities within the various rating categories (based on the higher of the S&P or Moody's ratings), and the nonrated debt securities, determined on a dollar weighted average, were as follows:

------------------------------------------------------------------------------
BBB/Baa.......................................................    1.76%
BB/Ba.........................................................   14.01%
B.............................................................   65.45%
CCC/Caa.......................................................    2.68%
*Nonrated.....................................................    6.45%
Preferred Stocks..............................................    1.46%
Common Stocks/Warrants........................................    0.68%
Cash and Equivalents..........................................    7.51%
                                                                -------
         Total Net Assets.....................................     100%
------------------------------------------------------------------------------

* The nonrated securities and private placements as a percentage of total net assets were considered by the Adviser to be comparable to securities rated by Moody's as follows: BB--0.28%; B--5.80%; and CCC--0.37%.

  LOWER RATED DEBT SECURITIES. The securities in which the Fund may invest include the following:

    -- Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

    -- Pay-in-kind debt securities. These pay interest in additional debt securities rather than cash.

    -- Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

    -- Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

  The Fund may invest in debt instruments not producing immediate cash income, such as zero-coupon securities, when their effective yield premiums over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the non-cash interest income earned on such instruments is included in investment company taxable income, thereby increasing the minimum required distributions to shareholders (without providing the corresponding cash flow with which to pay such distributions). See "Distributions from the Fund." The Adviser will weigh these concerns against the expected total returns for such instruments.

  The Fund may invest in debt securities rated below B by both Moody's and S&P, common stocks or other equity securities and income bonds on which interest is not being paid when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income or equity securities. Equity securities as referred to herein do not include preferred stocks. The Fund will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks, warrants and options on equity securities. This limitation does not require the sale of a portfolio security whose rating has been changed.

  Debt securities rated below B by both Moody's and S&P include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). These securities may be rated C, CI or D by S&P and C by Moody's. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other unusual circumstances.

  A debt instrument purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

  OTHER INVESTMENTS. The Fund may invest up to 20% of its total assets in United States currency denominated debt issues of foreign governments and other foreign issuers. See "Investment Practices -- Securities of Foreign Issuers." In order to hedge against changes in interest rates, the Fund may invest in or write options on U.S. Government securities and engage in transactions involving interest rate futures contracts and options on such contracts. See "Investment Practices -- Options, Futures Contracts and Related Options" and the Statement of Additional Information for discussion of options, futures contracts and related options.

  When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis up to all of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. See "Investment Practices -- Repurchase Agreements." Under normal market conditions, the yield on these securities will tend to be lower than the yield on other securities owned by the Fund.

  RISK FACTORS OF INVESTING IN LOWER RATED DEBT SECURITIES. Past experience may not provide an accurate indication of future performance of the market for lower rated debt securities, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund may be considered more speculative than investment in shares of a fund which invests primarily in higher rated debt securities.

  Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

  New and proposed laws may have an impact on the market for lower rated debt securities. For example, as a result of the Financial Institution's Reform, Recovery, and Enforcement Act of 1989, savings and loan associations must dispose of their high yield bonds no later than July 1, 1994. Qualified affiliates of savings and loan associations, however, may purchase and retain these securities, and savings and loan associations may divest these securities by sale to their qualified affiliates. The Adviser is unable at this time to predict what effect, if any, the legislation may have on the market for lower rated debt securities.

  Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

  While credit ratings are only one factor the Adviser relies on in evaluating lower rated debt securities, certain risks are associated with using credit ratings. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Adviser continuously monitors the issuers of lower rated debt securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Fund's investment objectives may be more dependent upon the Adviser's credit analysis than is the case for higher quality debt securities. Credit ratings for individual securities may change from time to time and the Fund may retain a portfolio security whose rating has been changed.

  Investors should consider carefully the additional risks associated with investment in securities which carry lower ratings.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase Agreements involve certain risks in the event of default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 15% of the value of its net assets. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See the Statement of Additional Information.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC order obtained by the Fund authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The investment policies of the Fund permit the Fund to invest in or write options, futures contracts and related options. Thus, the Fund may engage in transactions in futures contracts on U.S. Government securities.

  The Fund presently expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for discussion of options, futures contracts and related options.

  Potential Risks of Options, Futures Contracts and Related Options. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.

  The Fund may write or purchase options in privately negotiated transactions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Thus, any OTC Option purchased by the Fund is considered an illiquid security. Any OTC Option written by the Fund is with a qualified dealer pursuant to an agreement under which the Fund may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price exceeds the intrinsic value of the option. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts or options (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and related options is contained in the Statement of Additional Information.

  PORTFOLIO TURNOVER. Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights." Since portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be expected to vary from year to year. A higher rate of turnover results in increased transaction costs to the Fund.

  LENDING OF SECURITIES. The Fund may lend its portfolio securities to broker-dealers and other financial institutions in an amount up to ten percent of the total assets, provided that such loans are callable at any time by the Fund, and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield after payment of lending fees.

  RESTRICTED SECURITIES. The Fund may invest up to 15% of the value of its net assets in restricted securities (i.e., securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933) and in other illiquid securities and repurchase agreements maturing in more than seven days. Restricted securities are generally purchased at a discount from the market price of unrestricted securities of the same issuer. Investments in restricted securities are not readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from seven percent to 15% of the gross proceeds of the securities sold), may be paid by the Fund. A Fund position in restricted securities might adversely affect the liquidity and marketability of such securities, and the Fund might not be able to dispose of its holdings in such securities at reasonable price levels. Although the Fund may invest up to 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days, the Fund shall not invest in such securities in excess of 10% of its net assets without prior approval of the Trustees.

  PORTFOLIO TRANSACTIONS AND BROKERAGE. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Most transactions made by the Fund are with dealers acting as principals. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

  SECURITIES OF FOREIGN ISSUERS. The Fund may invest up to 20% of its total assets in United States currency denominated debt issues of foreign governments and other foreign issuers. The Adviser believes that in many instances such foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities. Such securities may be subject to foreign government taxes which would reduce the effective yield. Such securities may be less liquid than the securities of the U.S. corporations, and are certainly less liquid than securities issued by the U.S. Government or its agencies.

  The above-described foreign investments involve certain risks, which should be considered carefully by an investor in the Fund. These risks include changes in currency exchange rates, political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or of the U.S. Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce judgment against the issuers of such securities. Such investments will be made only when the Adviser believes that higher yields justify the attendant risks.

  INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which may not be changed without approval by a majority (as defined in the 1940
Act) vote of the Fund's shareholders. These restrictions provide, among other things, that the Fund may not:

  1. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements which have a maturity of longer than seven days;

  2. With respect to 75% of its assets, invest more than five percent of its assets in the securities of any one issuer (except the U.S. Government) or purchase more than ten percent of the outstanding voting securities, or more than ten percent of any class of securities, of any one issuer;

  3. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. Government);

  4. Invest more than five percent of its total assets in companies having a record, together with predecessors, of less than three years of continuous operation; and

  5. Invest more than 20% of its total assets in U.S. currency denominated issues of foreign governments and other foreign issuers, or invest more than ten percent of its total assets in securities which are payable in currencies other than U.S. dollars.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. The Adviser is a wholly owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and over $54 billion under management or supervision. Van Kampen American Capital's 35 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of

VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own five percent or more of the common stock of VK/AC Holding, Inc.

  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 0.6250% of the first $150 million of net assets; 0.55% of the next $150 million of net assets; 0.50% of the excess over $300 million of net assets. Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, distribution fees, service fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee, and total operating expense, ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.

  From time to time as the Adviser and/or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors/trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Ellis J. Bigelow is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Bigelow is Vice President of the Fund and Senior Vice President of the Adviser. Ms. Bigelow has been an officer of the Fund since 1989, and was previously a Research Analyst with the Adviser.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if they are redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares." Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" below for discussion on applicability of the conversion feature to Class B shares.

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares." Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class C shares.

  CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares six years or ten years, respectively, after the end of the calendar month in which the shares were purchased and will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares as the case may be, from the burden of the ongoing distribution fee.

  For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid on Class B shares and Class C shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares or Class C shares in the sub-account will also convert to Class A.

  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares or Class C shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, the Distributor will reject any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five-year or one-year period, respectively, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (see "Shareholder Services Applicable to Class A Shareholders
Only -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end shares charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C

SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. SEE "DISTRIBUTION PLANS."

  GENERAL. Dividends paid by the Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of other mutual funds advised by the Adviser. See "Shareholder Services -- Exchange Privilege."

  The Trustees of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL

  The Fund offers three classes of shares to the general public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers." Class A shares are sold with an initial sales charge; Class B shares and Class C shares are sold without an initial sales charge and are subject to a contingent deferred sales charge upon certain redemptions. See "Alternative Sales Arrangements" for a discussion of factors to consider in selecting which class of shares to purchase. Contact the Investor Services Department at (800) 421-5666 for further information and appropriate forms.

  Initial investments must be at least $500 and subsequent investments must be at least $25. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares to the public in response to conditions in the securities markets or for other reasons.

  Shares may be purchased on any business day through authorized dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the designated dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly owned subsidiary of Van Kampen American Capital ("ACCESS"). When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the method of purchasing shares chosen by the investor, as shown in the tables herein. Net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities that are actively traded in the over-the-counter market are valued at the most recently quoted bid price. Any security for which the primary market is on an exchange is valued at the last reported sales price on the exchange where principally traded or at the last reported bid price if there was no sale reported that day. If no sale or bid price is reported that day, the security is valued at the most recent sale price. The value of any other securities or other assets is fair value as determined in good faith by the Fund's Trustees. Short-term securities are valued in the manner described in the notes to the financial statements included in the Statement of Additional Information.

  Generally, the net asset values per share of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A, Class B and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value plus applicable Class A sales charges after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the dealer and processed at the offering price next calculated after acceptance by ACCESS.

  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee and/or service fee is paid which relate to a specific class, and (iii) Class B and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. See "Distribution Plans" and "Shareholder Services -- Exchange Privilege." The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the distribution fee and incremental expenses associated with such distribution fees. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares.

  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediaries at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                                        REALLOWED
                                                                        TO DEALERS
                                     AS % OF NET        AS % OF         (AS A % OF
              SIZE OF                   AMOUNT          OFFERING         OFFERING
            INVESTMENT                 INVESTED          PRICE            PRICE)
------------------------------------------------------------------------------
Less than $100,000.................     4.99%            4.75%            4.25%
$100,000 but less than $250,000....     3.90%            3.75%            3.25%
$250,000 but less than $500,000....     2.83%            2.75%            2.25%
$500,000 but less than
 $1,000,000........................     2.04%            2.00%            1.75%
$1,000,000 and over................       *                *                *

------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of one percent in the event of certain redemptions within one year of the purchase. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: one percent on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund. Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to dealers described herein. Such financial institutions, other industry professionals and dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described herein.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, their spouse and minor children and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.

  Volume Discounts. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of the Fund alone, or in any combination of shares of the Fund and shares of certain other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the table herein. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least five percent of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund, other Participating Funds, Tax Free Money Fund or Reserve Fund with no minimum initial or subsequent investment requirement, and with a lower sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all investments made from unit trust distributions will be one percent of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their securities broker or dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Service Organizations through which purchases are made an amount up to 0.50% of the amount invested, over a twelve month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to one percent for such purchases.

  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of one percent in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: one percent on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

  (9) Participants with accounts established after October 12, 1995, in any 403(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: one percent on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

  The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer or financial institution may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Service Organizations will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

CLASS B SHARES

  Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

------------------------------------------------------------------------------

                                                 CONTINGENT DEFERRED SALES
                                                 CHARGE AS A PERCENTAGE OF
            YEAR SINCE PURCHASE               DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------------
First.......................................             4.0%
Second......................................             4.0%
Third.......................................             3.0%
Fourth......................................             2.5%
Fifth.......................................             1.5%
Sixth.......................................             None

------------------------------------------------------------------------------

  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired ten additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), ten shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of four percent (the applicable rate in the second year after purchase).

  A commission or transaction fee of four percent of the purchase amount will be paid to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at the next determined net asset value. Class C shares which are redeemed within the first year of purchase are subject to a contingent deferred sales charge of one percent. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and second of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

  A commission or transaction fee of one percent of the purchase amount will be paid to broker-dealers and other Service Organizations at the time of purchase. Broker-dealers and other Service Organizations will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to Service Organizations that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The contingent deferred sales charge is waived on redemptions of Class B and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of these services.

SHAREHOLDER SERVICES APPLICABLE TO ALL CLASSES

  INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds or Reserve, may receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transactions other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized investment dealers or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. As a rule, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate no more than two percent of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired). The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized investment dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a pre-existing Class A, Class B or Class C account in any of the Participating Funds, Tax Free Money Fund or Reserve Fund.

  If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund, other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of shares of any other Fund without sales charge, provided that shares of certain other Van Kampen American Capital fixed-income funds may not be exchanged within 30 days of acquisition without Adviser approval. Shares of Government Target may be exchanged for

Class A shares of the Fund without sales charge. Class A shares of Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of Tax Free Money Fund or Reserve Fund acquired through an exchange of Class B or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a contingent deferred sales charge. Shares of any Participating Fund, Tax Free Money Fund or Reserve Fund may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.


  Class B and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other American Capital fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. For purposes of computing the contingent deferred sales charge payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B or Class C shareholders remain subject to the contingent deferred sales charge imposed by the fund initially purchased by the shareholder upon their redemption from the Van Kampen American Capital complex of funds. The contingent deferred sales charge is based on the holding period requirement of the original fund.

  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. See "Purchase of Shares" and "Redemption of Shares." If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

SHAREHOLDER SERVICES APPLICABLE TO
CLASS A SHAREHOLDERS ONLY

  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the AUTHORIZATION FOR REDEMPTION BY CHECK form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A shares. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A shares held less than 15 calendar days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement Plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256.

Shareholders may also place redemption requests through an authorized dealer. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B and Class C shares are subject to a contingent deferred sales charge. In addition, a contingent deferred sales charge of one percent may be imposed on certain redemptions of Class A shares made within one year of purchase for investment of $1 million or more and for certain qualified 401(k) retirement plans. The contingent deferred sales charge incurred upon redemption is paid by the Distributor in reimbursement for distribution-related expenses. See "Purchase of Shares." A custodian of a retirement plan account may charge fees based on the custodian's independent fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received in proper form. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until the purchase check has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures previously set forth, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. To establish such privilege a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B and Class C shares.

  In cases of disability, the contingent deferred sales charge on Class B and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION PLANS
------------------------------------------------------------------------------

  Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") and servicing its shareholders in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such Rule, the Trustees of the Fund, and the shareholders of each class have adopted three Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." Each Distribution Plan is in compliance with the Rules of Fair Practice of the NASD ("NASD Rules") applicable to mutual fund sales charges. The NASD Rules limit the annual distribution costs and service fees that a mutual fund may impose on a class of shares. The NASD Rules also limit the aggregate amount which the Fund may pay for such distribution costs. Under the Class A Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Such payments to the Distributor under the Class A Plan are based on an annual percentage of the value of Class A shares held in shareholder accounts for which such Service Organizations are responsible at the rates of 0.15% annually with respect to Class A shares in such accounts on September 29, 1989 and 0.25% annually with respect to Class A shares issued after that date. Under the Class B Plan and the Class C Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% and a distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B or Class C shares to reimburse the Distributor for service fees paid by it to Service Organizations and for its distribution costs.

  The Distributor uses the Class A, Class B and Class C service fees to compensate Service Organizations for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class B shares as reimbursement for (i) upfront commissions and transaction fees of up to four percent of the purchase price for Class B shares purchased by the clients of broker-dealers and other Service Organizations, and

(ii) other distribution expenses as described in the Statement of Additional Information. Under the Class C Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class C shares as reimbursement for (i) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of broker-dealers and other Service Organizations and ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares and (ii) other distribution expenses as described in the Statement of Additional Information.

  In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees of the Fund determined that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Information with respect to distribution and service revenues and expenses is presented to the Trustees each year for their consideration in connection with their deliberations as to the continuance of the Distribution Plans. In their review of the Distribution Plans, the Trustees are asked to take into consideration expenses incurred in connection with the distribution and servicing of each class of shares separately. The sales charge and distribution fee, if any, of a particular class will not be used to subsidize the sale of shares of the other classes.

  Service expenses accrued by the Distributor in one fiscal year may not be paid from the Class A service fees received from the Fund in subsequent fiscal years. Thus, if the Class A Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.

  The distribution fee attributable to Class B or Class C shares is designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Service Organizations with respect to such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution fee are the same as those of the initial sales charge with respect to the Class A shares of the Fund in that in both cases such charges provide for the financing of the distribution of the Fund's shares.

  Actual distribution expenditures paid by the Distributor with respect to Class B or Class C shares for any given year are expected to exceed the fees received pursuant to the Class B Plan and Class C Plan and payments received pursuant to contingent deferred sales charges. Such excess will be carried forward and may be reimbursed by the Fund or its shareholders from payments received through contingent deferred sales charges in future years and from payments under the Class B Plan and Class C Plan so long as such Plans are in effect. For example, if in a fiscal year the Distributor incurred distribution expenses under the Class B Plan of $1 million, of which $500,000 was recovered in the form of contingent deferred sales charges paid by investors and $400,000 was reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $100,000, would be subject to recovery in future fiscal years from such sources. For the plan year ended June 30, 1995, the unreimbursed expenses incurred by the Distributor under the Class B Plan and carried forward were approximately $2.5 million or 3.30% of the Class B shares' average daily net assets. The unreimbursed expenses incurred by the Distributor under the Class C Plan and carried forward were approximately $159,000 or 1.22% of the Class C shares' average daily net assets.

  If the Class B Plan or Class C Plan was terminated or not continued, the Fund would not be contractually obligated to pay and has no liability to the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Interest earned from investments is the Fund's main source of income. Substantially all of this income, less expenses, is distributed monthly as dividends to shareholders. Unless the shareholder instructs otherwise, dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and incremental transfer agency fees applicable to such classes of shares.

  CAPITAL GAINS. When the Fund sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Fund paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders annually. As in the case of income dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  TAXES. The Fund has qualified and intends to be taxed as a regulated investment company under the Internal Revenue Code. By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends from net investment income and distributions from any net realized short-term capital gains are taxable to shareholders as ordinary income. Long-term capital gains distributions constitute long-term capital gains for federal income tax purposes. All such dividends and distributions are taxable to the shareholder whether or not reinvested in shares. However, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

  Shareholders are notified annually of the federal tax status of dividends and capital gains distributions.

  To avoid being subject to a 31% federal back-up withholding on dividends, distributions and redemption payments, shareholders must furnish the Fund with a certification of their correct taxpayer identification number.

  Dividends or distributions paid by the Fund will have the effect of reducing the net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution paid shortly after the purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent that it is paid on the shares so purchased) even though subject to income taxes as discussed herein.

  The Fund may purchase debt securities (such as zero-coupon debt securities and zero-fixed-coupon debt securities, see "Investment Objectives and Policies -- Lower Rated Debt Securities") that have original issue discount, which generally is included in income ratably over the term of the security. The discount that accrues each year on such securities thus will increase the Fund's investment company taxable income, thereby increasing the amount that must be distributed to satisfy the Distribution Requirement, without providing the cash with which to make the distribution. Accordingly, the Fund may have to dispose of other securities, thereby realizing gain or loss at a time when the Fund otherwise might not want to do so, in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

  Gains or losses on the Fund's transactions in listed options on securities, futures and options on futures generally are treated as 60% long-term and 40% short-term, and positions held by the Fund at the end of its fiscal year generally are required to be marked to market, with the result that unrealized gains and losses are treated as realized. Gains and losses realized by the Fund from writing over-the-counter options constitute short-term capital gains or losses unless the option is exercised, in which case the character of the gain or loss is determined by the holding period of the underlying security. The Code contains certain "straddle" rules which require deferral of losses incurred in certain transactions involving hedged positions to the extent the Fund has unrealized gains in offsetting positions and generally terminate the holding period of the subject position. Additional information is set forth in the Statement of Additional Information.

  The foregoing is a brief summary of some of the federal income tax considerations affecting the Fund and its investors who are U.S. residents or U.S. corporations. Investors should consult their tax advisers for more detailed tax advice including state and local tax considerations. Foreign investors should consult their own counsel for further information as to the U.S. and their country of residence or citizenship tax consequences of receipt of dividends and distributions from the Fund.

  PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund obtained a written letter of determination from the Pennsylvania Department of Revenue that the Fund will be subject to the Pennsylvania foreign franchise and corporate net income tax upon initiating its intended business activities in Pennsylvania, and that accordingly, Fund shares will be exempt from the Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption. The Fund maintains an office at Mellon Bank Center, Suite 1300, 1735 Market Street, Philadelphia, PA 19103.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since shares of the Fund were offered at a maximum sales charge of 6.75% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. For example, the high yields of lower rated bonds in which the Fund invests reflect the risk that the value of the bonds may be impaired in a financial restructuring or default by the issuer. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A, Class B and Class C shares. Class A total return figures include the maximum sales charge of 4.75%; Class B and Class C total return figures include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Mutual Fund Forcaster, Stanger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for Class A, Class B and Class C shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund was originally incorporated in Texas on July 11, 1978, re-incorporated by merger into a Maryland corporation on July 2, 1992 and reorganized on August 5, 1995, under the laws of the state of Delaware as a business entity commonly known as a "Delaware business trust." It is authorized to issue an unlimited number of Class A, Class B and Class C shares of beneficial interest of $0.01 par value. Other classes of shares may be established from time to time in accordance with provisions of the Fund's Declaration of Trust. Shares issued by the Fund are fully paid, non-assessable and have no preemptive or conversion rights.

  The Fund currently offers three classes, designated Class A shares, Class B shares and Class C shares. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution Plans."

  The Fund is permitted to issue an unlimited number of classes. Each class of share is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  An investment in the Fund may not be appropriate for all investors.

  The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.

  An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

------------------------------------------------------------------------------
APPENDIX -- DESCRIPTION OF BOND RATINGS
------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Nonrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1.  An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

  3.  There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PREFERRED STOCK RATINGS

  Both Moody's and Standard & Poor's use the same designations for corporate bonds as they do for preferred stock, except in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality distinctions are comparable to those described above for corporate bonds.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889

FOR TELEPHONE TRANSACTIONS
DIAL (800) 421-5684
VAN KAMPEN AMERICAN CAPITAL
HIGH INCOME CORPORATE BOND FUND

------------------
2800 Post Oak Blvd.
Houston, TX 77056

------------------
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.
Houston, TX 77056

Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital Funds

Legal Counsel

O'MELVENY & MYERS
400 South Hope Street
Los Angeles, CA 90071

Independent Accountants

PRICE WATERHOUSE LLP
1201 Louisiana, Suite 2900
Houston, TX 77002

                             HIGH INCOME CORPORATE
                                   BOND FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S
                               DECEMBER 27, 1995

        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------